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                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE


                      SOFTECH REPORTS Q4 & FY 2004 RESULTS

  YEAR OVER YEAR REVENUE INCREASE OF 15%; FREE CASH FLOW RISES DRAMATICALLY FOR
             THE QUARTER AND FOR THE YEAR AS COMPARED TO PRIOR YEAR

TEWKSBURY, Mass.--(BUSINESS WIRE)--AUGUST 30, 2004--SofTech, Inc. (OTCBB:SOFT -
NEWS), a leading provider of design-through-manufacturing productivity solutions, announced today results for its fourth quarter and fiscal year 2004. Revenue for Q4 was about $3.3 million as compared to about $3.6 million for the same period in the prior year. The net loss for Q4 2004 was $(384,000) or $(.03) per share as compared to a net loss of $(613,000) or $(.05) per share for the prior year. Free Cash Flow (as defined below) for Q4 2004 was $256,000 as compared to $(97,000) for the same period in fiscal 2003. Free Cash Flow is defined as the net loss calculated on a GAAP basis plus non-cash amortization and depreciation minus capital expenditures. A reconciliation of GAAP results to Free Cash Flow for each of the periods is presented in a table below.

Revenue for fiscal year 2004 was about $12.3 million as compared to about $10.7 million for fiscal year 2003. The net loss for fiscal 2004 was about $(1.9) million for each of fiscal 2004 and 2003. The Free Cash Flow for fiscal 2004 was $692,000 as compared to $284,000 in fiscal 2003.

"Fiscal 2004 represented our third consecutive year of positive Free Cash Flow," said Joe Mullaney, SofTech's President. "We continued to improve on most measures of financial performance despite a very uneven economic recovery in the worldwide manufacturing sector. Our pipeline of identified new business has continued to grow over the last year although it has been difficult to predict or greatly influence exactly when those customers will make their final purchase decisions.

Our outlook for the full fiscal year 2005 is for continued improvement on the excellent foundation we have built over the last three years although the uneven license revenue order flow from quarter to quarter is expected to continue. We have an exceptional customer base for our Cadra, ProductCenter and our CAM family of products throughout the U.S., Western Europe and Japan and we will continue to serve their needs while targeting growth opportunities. All of our products compete in the Product Lifecycle Management ("PLM") market.

One particular growth opportunity we have identified relates to our ProductCenter technology. ProductCenter is a well established technology that controls product information and allows for the sharing of that information throughout an extended enterprise. Our customers include some of the largest

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design and manufacturing companies in the world. This portion of the PLM market is expected to experience double-digit growth over the next several years.

Our distinct advantage relative to our competition is that we believe ProductCenter is, by far, the most affordable, full-featured, data management and collaboration offering on the market. It can be put into production within a four to six week period without significant customization. It is especially applicable to multi-CAD environments.

The continued migration of 2D computer-aided-design users to mid-range 3D, solid modeling tools will increase the need to manage product information with technologies such as ProductCenter. It is my view that ProductCenter is very well positioned to capture more than its share of these users," Mullaney added.

ABOUT SOFTECH
SofTech, Inc. (OTCBB: SOFT) provides design-through-manufacturing productivity solutions with its computer-aided design (CAD), computer-aided manufacturing
(CAM) and product lifecycle management (PLM) products including CADRA(R), DesignGateway(TM), Prospector(TM), and ProductCenter(TM) (through SofTech's Workgroup Technology Division). SofTech's solutions optimize product lifecycle processes at the lowest cost by fostering innovation, extended enterprise collaboration, product quality improvements, and compressed time-to-market cycles.

SofTech has more than 100,000 users benefiting from its solutions, including Boeing, FlightSafety International, General Electric Company, Goodrich Turbine Fuel Technologies, Honeywell, Millipore Corporation, Siemens, Sikorsky Aircraft, U.S. Army, and Whirlpool Corporation.

Headquartered in Tewksbury, Massachusetts, SofTech (www.softech.com) has locations and distribution partners throughout North America, Europe, and Asia.

SofTech, CADRA, DesignGateway, ProductCenter and Prospector are trademarks of SofTech, Inc. All other products or company references are the property of their respective holders.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
The statements made above with respect to SofTech's outlook for fiscal 2005 and beyond represent "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and are subject to a number of risks and uncertainties. These include, among other risks and uncertainties, general business and economic conditions, generating sufficient cash flow from operations to fund working capital needs, potential obsolescence of the Company's technologies, maintaining existing relationships with the Company's lenders, remaining in compliance with debt covenants, successful introduction and market acceptance of planned new products and the ability of the Company to attract and retain qualified personnel both in our existing markets and in new territories.

Contact: Joseph P. Mullaney
         President and COO
         (781) 890-8373

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SOFTECH, INC.
FINANCIAL SUMMARY

                                      FOR THE THREE MONTH PERIODS ENDED
--------------------------- --------------------------- ---------------------------
                                       MAY 31,                      MAY 31,
(in thousands)                          2004                         2003
--------------------------- --------------------------- ---------------------------
Revenue                              $   3,273                    $   3,585
--------------------------- --------------------------- ---------------------------
Loss from operations                      (126)                        (363)
--------------------------- --------------------------- ---------------------------
Net loss                                  (384)                        (613)
--------------------------- --------------------------- ---------------------------
Loss per share                            (.03)                        (.05)
--------------------------- --------------------------- ---------------------------

--------------------------- --------------------------- ---------------------------


                                            FOR THE FISCAL YEARS ENDED
--------------------------- --------------------------- ---------------------------
                                       MAY 31,                      MAY 31,
(in thousands)                          2004                         2003
--------------------------- --------------------------- ---------------------------
Revenue                              $  12,294                    $  10,688
--------------------------- --------------------------- ---------------------------
Loss from operations                      (838)                        (712)
--------------------------- --------------------------- ---------------------------
Net loss                                (1,853)                      (1,852)
--------------------------- --------------------------- ---------------------------
Loss per share                            (.15)                        (.15)
--------------------------- --------------------------- ---------------------------

--------------------------- --------------------------- ---------------------------

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RECONCILIATION OF NET LOSS TO PRO FORMA NET INCOME AND FREE CASH FLOW:

The net loss calculated in accordance with GAAP is adjusted below by non-cash expenses related to amortization and depreciation and by capital expenditures. It is management's view that these non-GAAP financial measures provide important information in understanding the Company's financial performance.

                                      FOR THE THREE MONTH PERIODS ENDED
--------------------------- --------------------------- ---------------------------
                                       MAY 31,                      MAY 31,
(in thousands)                          2004                         2003
--------------------------- --------------------------- ---------------------------
Net loss                             $    (384)                   $    (613)
--------------------------- --------------------------- ---------------------------
Plus: Non-cash
  amortization                             603                          635
                                           ---                          ---
--------------------------- --------------------------- ---------------------------
Pro Forma net income (loss)                219                           22
--------------------------- --------------------------- ---------------------------
Plus: Non-cash depreciation                 39                          (15)
--------------------------- --------------------------- ---------------------------
Less: Capital expenditures                 ( 2)                        (104)
                                           ----                        -----
--------------------------- --------------------------- ---------------------------
Free Cash Flow                       $     256                    $     (97)
--------------------------- --------------------------- ---------------------------

                                            FOR THE FISCAL YEARS ENDED
--------------------------- --------------------------- ---------------------------
                                       MAY 31,                      MAY 31,
(in thousands)                          2004                         2003
--------------------------- --------------------------- ---------------------------
Net loss                             $  (1,853)                   $  (1,852)
--------------------------- --------------------------- ---------------------------
Plus: Non-cash
  amortization                           2,438                        2,040
                                        ------                        -----
--------------------------- --------------------------- ---------------------------
Pro Forma net income                       585                          188
--------------------------- --------------------------- ---------------------------
Plus: Non-cash depreciation                147                          283
--------------------------- --------------------------- ---------------------------
Less: Capital expenditures                 (40)                        (187)
                                          ----                        -----
--------------------------- --------------------------- ---------------------------
Free Cash Flow                       $     692                    $     284
--------------------------- --------------------------- ---------------------------